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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUNDS (PROSPECTUS EFFECTIVE DATE)                                MATERIAL NUMBER
RiverSource Income Builder Basic Income Fund,                        S-6394-99 G
RiverSource Income Builder Enhanced Income Fund,
RiverSource Income Builder Moderate Income Fund (April 1, 2010)

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Funds' portfolio managers have been changed. The foregoing change is reflected in the revised Fund Management, and Fund Management and Compensation sections of the Funds' prospectus, as set forth below.

Effective May 1, 2010, the following changes are hereby made to the Funds' prospectus:

The list of portfolio managers shown under the caption "Fund Management" Fund in each Summary of the Fund section is superseded and replaced as follows:

PORTFOLIO MANAGER            TITLE             MANAGED FUND SINCE
-----------------   ------------------------   ------------------
Colin J. Lundgren   Senior Portfolio Manager   February 2006
Gene R. Tannuzzo    Portfolio Manager          May 2010

The description of the portfolio managers responsible for the Funds' day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" in the More Information about the Funds section is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin J. Lundgren, CFA, Senior Portfolio Manager

-    Managed the Fund since February 2006.

-    Senior Vice President and Head of Fixed Income.

-    Joined the investment manager in 1986.

-    Began investment career in 1989.

-    BA, Lake Forest College.

Gene R. Tannuzzo, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

-    Sector Manager, multi-sector fixed income.

- Joined the investment manager in 2003 as an associate analyst in municipal bond research.

-    Began investment career in 2003.

-    BSB, University of Minnesota, Carlson School of Management.

                                                               S-6394-8 A (5/10)